                                  EXHIBIT 10.4

                       FIFTH AMENDMENT TO CREDIT AGREEMENT

         This Fifth Amendment to Credit Agreement ("Amendment") is executed and entered into by and among CRESCENT JEWELERS, a California corporation (the "Borrower"), Bank of America, N.A., in its capacity as administrative agent (the "Administrative Agent"), the Lenders (as defined by the Credit Agreement, defined below) party hereto (the "Lenders") and the Guarantors (as defined by the Credit Agreement, defined below) (the "Guarantors"), effective as of April 12, 2002 (the "Amendment Effective Date"), as follows:

                                    Recitals

         a. The Borrower, the Administrative Agent, the Lenders and the Guarantors are party to the certain Credit Agreement dated as of September 15, 1999, as amended by Amendment No.1 dated March 7, 2001, the Second Amendment to Credit Agreement dated December 21, 2001, the Third Amendment to Credit Agreement dated as of March 31, 2002 and the Fourth Amendment to Credit Agreement dated as of April 5, 2002 (the "Credit Agreement"). Terms defined by the Credit Agreement, where used in this Amendment, shall have the same meanings as are prescribed by the Credit Agreement.

         b. An Event of Default under Section 9.1(c)(i) of the Credit Agreement has occurred and continues in existence, resulting from the Borrower's and the Crescent Guarantors' failure to comply with the requirements of Section 7.11(a) of the Credit Agreement for the fiscal month ended February 23, 2002 (herein, the "Specified Event of Default").

         c. The Borrower, the Administrative Agent, the Lenders and the Guarantors have agreed to enter into this agreement on the terms specified hereinbelow.

         NOW THEREFORE, FOR VALUE RECEIVED, the Borrower, the Administrative Agent, the Lenders and the Guarantors each hereby agrees as follows:

                                    ARTICLE 1
                                   Amendments

         Section 1.1 Amendment to Certain Definitions. Effective as of the Amendment Effective Date, each of the following definitions in Section 1.1 of the Credit Agreement hereby is amended and restated to read as follows:


Fifth Amendment to Credit Agreement, Page 1
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                  "Borrowing Base" means, as of any day, an amount equal to the sum of (i) the Receivables Advance Rate of Eligible Receivables plus the lesser of (A) fifty percent (50%) of Eligible Inventory or (B) 85% of the Net Recovery Value of Eligible Inventory or (C) $25,000,000, plus (iii) $80,000,000 (representing a portion of the Borrowing Base reserve amount provided under the Friedman's Credit Agreement which reserve amount shall be subject to adjustment at the collective discretion of the Administrative Agent and the Required Lenders based on financial information delivered to the Lenders pursuant to Section 7.1), minus (iv) an amount equal to one month's rental expense for the Consolidated Group, minus (v) an amount determined by the Administrative Agent in its good faith discretion representing a reserve for obligations owing under Hedging Agreements (determined and adjusted monthly on a marked-to-market basis), in each case as set forth in the most recent Borrowing Base Certificate delivered to the Administrative Agent and the Lenders in accordance with Section 7.1(d) (subject to adjustments by the Administrative Agent made in good faith to better reflect the actual state and condition of the Borrowing
         Base); provided, however, that the foregoing advance rates against Eligible Receivables and Eligible Inventory may be adjusted downward by the Administrative Agent in its good faith discretion (and thereafter readjusted upward by the Administrative Agent in its good faith discretion to rates not in excess of the original advance rates). The Administrative Agent will give prompt notice to the Borrower and the Lenders of any such adjustment in the applicable advance rates.

                  "Consolidated EBITDA" means, for any period for the Consolidated Group, the sum of (i) Consolidated Net Income plus (ii) to the extent deducted in determining Consolidated Net Income, (A) Consolidated Interest Expense, (B) taxes and (C) depreciation and amortization, in each case on a consolidated basis determined in accordance with GAAP. Except as otherwise may be expressly provided, for purposes of determining compliance with Section 7.11(a), the applicable period shall be (a) for the calculation as of the last day of the fiscal month March 2002, the two (2) fiscal months then ending and (b) for the calculation as of the last day of the fiscal month April 2002 and each fiscal month thereafter, the three (3) fiscal months then ending.

                  "Consolidated Interest Expense" means, for any period for the Consolidated Group, all interest expense, including the amortization of debt discount and premium, the interest component under Capital Leases and the implied interest component under Securitization Transactions, in each case on a consolidated basis determined in accordance with GAAP applied on a consolidated basis. Except as otherwise may be expressly provided, for purposes of determining compliance with Section 7.11(a), the applicable period shall be (a) for the calculation as of the last day of the fiscal month March 2002, the two (2) fiscal months then ending and (b) for the calculation as of the last day of the fiscal month April 2002 and each fiscal month thereafter, the three (3) fiscal months then ending.


Fifth Amendment to Credit Agreement, Page 2
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                  "Consolidated Net Income" means, for any period for the
         Consolidated Group, net income determined on a consolidated basis in accordance with GAAP, but excluding for purposes hereof, (i) extraordinary non-cash or non-recurring non-cash gains and losses or charges, and related tax effects thereon and (ii) an amount not exceeding $1,000,000 associated with Borrower's write-off of accounts receivable during the fiscal year ending July 27, 2002 resulting from systems errors in Borrower's accounts receivable aging discovered during the calendar year ending December 31, 2001 to the extent such amount reduces net income during the applicable periods below. Except as otherwise may be expressly provided, for purposes of determining compliance with Section 7.11(a), the applicable period shall be (a) for the calculation as of the last day of the fiscal month March 2002, the two (2) fiscal months then ending and (b) for the calculation as of the last day of the fiscal month April 2002 and each fiscal month thereafter, the three (3) fiscal months then ending.

                  "Receivables Advance Rate" means forty-five percent (45.0%).

                  "Termination Date" means July 12, 2002 or such later date as to which the Administrative Agent and all of the Lenders may in their sole discretion by written consent agree.

         Section 1.2 Amendment to Section 7.11. Effective as of the Amendment Effective Date, Section 7.11 hereby is amended and restated to read in its entirety as follows:

                  7.11     Financial Covenants.

                           (a) Minimum Consolidated EBITDA. As of the end of each fiscal month specified below for the Crescent Consolidated Group, Consolidated EBITDA shall not be less than:


                                 Fiscal Month               Consolidated EBITDA
                                 ------------               -------------------
                                 March 2002                 $2,400,000

                                 April 2002                 $2,575,000

                                 May 2002                   $1,950,000

                                 June 2002                  $1,775,000

                           (b) Capital Expenditures. Consolidated Capital Expenditures for the period beginning (a) November 1, 2001 through March 31, 2002 shall not exceed $1,000,000 and (b) April 1, 2002 through the last day of the fiscal month June 2002 shall not exceed $750,000.


Fifth Amendment to Credit Agreement, Page 3
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Section 1.3 Amendment to Section 11.6(a)(v). Section 11.6(a)(v) of the Agreement
hereby is amended and restated to read as follows:

                  (v) except as the result of or in connection with an Asset Disposition permitted by Section 8.5 or otherwise expressly permitted under the Collateral Documents, release or subordinate any Collateral having a book value exceeding $1,500,000;


Fifth Amendment to Credit Agreement, Page 4
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                                   ARTICLE II
                                  Miscellaneous

         Section 2.1 Waiver. Effective as of the Amendment Effective Date, the Administrative Agent and the Required Lenders hereby waive the Specified Event of Default, provided, that such waiver is expressly limited as provided herein. Except as expressly provided in this Amendment, all covenants and requirements of the Credit Agreement remain in full force and effect and the Administrative Agent and the Lenders reserve all rights to require strict compliance with all such covenants and requirements.

         Section 2.2 Conditions Precedent. The effectiveness of this Amendment, including, without limitation, Section 2.1 hereof, is subject to the satisfaction of each of the following conditions precedent:

         (a) the Administrative Agent shall have received this Amendment, duly executed by the Borrower, the Guarantors, the Administrative Agent and the Lenders;

         (b)      Payment of the portion of the Amendment Fee required by clause
(a) of Section 2.3 of this Amendment;

         (c) Payment to the Administrative Agent of all reasonable costs and expenses incurred by the Administrative Agent in connection with the preparation, execution and delivery of this Amendment, including the reasonable fees and expenses of the Administrative Agent's legal counsel;

         (d) After giving effect to this Amendment, the representations and warranties contained herein, in the Credit Agreement and in all other Credit Documents, as amended hereby, shall be true and correct in all material respects as of the date hereof as if made on the date hereof (except those, if any, which by their terms specifically relate only to a different date);

         (e) All corporate proceedings taken in connection with the transactions contemplated by this Amendment and all other agreements, documents and instruments executed and/or delivered pursuant hereto, and all legal matters incident thereto, shall be reasonably satisfactory to the Administrative Agent; and

         (f) No Default or Event of Default, other than the Specified Event of Default, shall have occurred and be continuing.

         Section 2.3 Amendment Fee. In consideration for the Administrative Agent's and the Lenders' agreements under this Amendment, the Borrower agrees to pay to the Administrative Agent, for the benefit of the Lenders, an amendment fee, to be allocated on a pro rata basis among such Lenders based on their Revolving Commitment Percentages determined on the date of payment, in the amount of $700,000 (the "Amendment Fee") which shall be deemed earned upon execution


Fifth Amendment to Credit Agreement, Page 5
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of this Amendment and shall be payable as follows: (a) $400,000 on the Amendment
Effective Date, and (b) $300,000 on June 28, 2002, provided, that the portion of the Amendment Fee payable pursuant to clause (b) preceding shall be waived, and shall not be payable, in the event the Obligations are paid in full and the Credit Agreement and the Commitments terminated prior to June 28, 2002.

         Section 2.4 Additional Agreements. The Administrative Agent has advised the Borrower that it intends, on or before June 12, 2002, to conduct an appraisal inspection of the Borrower's Accounts and Inventory (as such terms are defined in the Security Agreement), and to obtain a written report in respect of such appraisal inspection by an appraiser acceptable to the Administrative Agent, in form satisfactory to the Administrative Agent. The Borrower agrees that, notwithstanding the provisions of Section 2.1 of this Amendment, for purposes of the last sentence of Section 3(c) of the Security Agreement such appraisal shall conclusively be characterized the same as if it had been conducted at a time when an Event of Default shall have occurred and have been continuing. The Borrower agrees to pay to the Administrative Agent all costs and expenses of such appraisal on demand by the Administrative Agent.

         Section 2.5 Representations and Warranties. The Borrower and the Guarantors each hereby represents and warrants to the Administrative Agent and the Lenders that, as of the Amendment Effective Date (a) the execution, delivery and performance of this Amendment and any and all agreements or documents executed and/or delivered in connection herewith have been authorized by all requisite corporate action on the part of the Borrower and the Guarantors and will not violate the Borrower's or any such Guarantor's certificate of incorporation or bylaws, (b) after giving effect to this Amendment, all representations and warranties set forth in the Credit Agreement and in any other Credit Document are true and correct in all material respects as if made again on and as of such date (except those, if any, which by their terms specifically relate only to a different date), (c) except for the Specified Event of Default, no Default or Event of Default has occurred and is continuing and (d) the Credit Agreement (as amended by this Amendment), and all other Credit Documents are and remain legal, valid, binding and enforceable obligations in accordance with the terms thereof except as enforceability may be limited by applicable debtor relief laws and by general principles of equity (regardless of whether enforcement is sought in a proceeding in equity or law).

         Section 2.6 No Claims or Offsets; Release. Neither the Borrower nor any of the Guarantors has any counterclaims, offsets, credits or defenses to the Credit Documents and the performance of its obligations thereunder, or if such Person has any such claims, counterclaims, offsets, credits or defenses to the Credit Documents or any transaction related to the Credit Documents, the same are hereby waived, relinquished and released in consideration of this Amendment. In consideration of the agreements of the Administrative Agent and the Lenders under this Amendment, the Borrower and the Guarantors each hereby releases and discharges the Administrative Agent and the Lenders from any and all claims or causes of action, if any, known or unknown, based upon any facts or circumstances in connection with the Credit Agreement may have occurred at any time on or prior to the Amendment Effective Date.


Fifth Amendment to Credit Agreement, Page 6
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         Section 2.7 Survival of Representations and Warranties. All
representations and warranties made in this Amendment or any other Credit Document shall survive the execution and delivery of this Amendment and the other Credit Documents, and no investigation by the Administrative Agent or any Lender, or any closing, shall affect the representations and warranties or the right of the Administrative Agent and the Lenders to rely upon them.

         Section 2.8 Reference to Agreement. Each of the Credit Documents is hereby amended so that any reference in such Credit Documents to the Credit Agreement, whether direct or indirect, shall mean a reference to the Credit Agreement as amended by this Amendment.

         Section 2.9 Crescent Jewelers, Inc. Crescent Jewelers, Inc. joins in the execution of this Amendment for the purpose of acknowledging and consenting to the terms of this Amendment and reaffirming its guaranty obligations under the Credit Agreement, as amended and modified hereby.

         Section 2.10 Friedman's Guarantors. The Friedman's Guarantors join in the execution of this Amendment for the purpose of acknowledging and consenting to the terms of this Amendment and reaffirming their guaranty obligations under the Friedman's Guaranty Agreement.

         Section 2.11 General. Except as expressly provided by this Amendment, all of the terms and provisions of the Credit Agreement and the other Credit Documents remain in full force and effect. This Amendment, when signed by the Borrower, each Guarantor and all of the Lenders as provided required by Section
11.6 of the Credit Agreement (i) contains the entire agreement among the parties and may not be amended or modified except in writing signed by all parties, (ii) may be executed in any number of counterparts, each of which shall be valid as an original and all of which shall be one and the same agreement, and (iii) shall constitute a Credit Document. It shall not be necessary in making proof of this Amendment to produce or account for more than one such counterpart. A telecopy or other electronic transmission of any executed counterpart shall be deemed valid as an original.

         THIS WRITTEN AGREEMENT REPRESENTS THE FINAL AGREEMENT BETWEEN THE PARTIES AND MAY NOT BE CONTRADICTED BY EVIDENCE OF PRIOR, CONTEMPORANEOUS OR SUBSEQUENT ORAL AGREEMENTS OF THE PARTIES. THERE ARE NO ORAL AGREEMENTS BETWEEN THE PARTIES.


Fifth Amendment to Credit Agreement, Page 7

         IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be executed by their duly authorized officers in several counterparts effective as of the Amendment Effective Date specified in the preamble hereof.

                                    BORROWER:

                                    CRESCENT JEWELERS,
                                    a California corporation

                                    By: /s/ Victor M. Suglia
                                       -----------------------------------------
                                             Victor M. Suglia
                                             Senior Vice President,
                                              Chief Financial Officer

                                    GUARANTORS:

                                    CRESCENT JEWELERS, INC.,
                                    a Delaware corporation

                                    By: /s/ Victor M. Suglia
                                       -----------------------------------------
                                             Victor M. Suglia
                                             Senior Vice President,
                                              Chief Financial Officer

                                    FRIEDMAN'S INC.,
                                    a Delaware corporation

                                    By: /s/ Victor M. Suglia
                                       -----------------------------------------
                                             Victor M. Suglia
                                             Senior Vice President,
                                              Chief Financial Officer

                                    FRIEDMAN'S MANAGEMENT CORP.,
                                    a Delaware corporation

                                    By: /s/ Victor M. Suglia
                                       -----------------------------------------
                                             Victor M. Suglia
                                             President

                                    FRIEDMAN'S HOLDING CORP.,
                                    a Delaware corporation

                                    By: /s/ Victor M. Suglia
                                       -----------------------------------------
                                             Victor M. Suglia
                                             Vice President


Fifth Amendment to Credit Agreement, Page 8

                                    FI STORES LIMITED PARTNERSHIP,
                                    a Georgia limited partnership
                                    By:      Friedman's Inc.,
                                              its sole general partner

                                             By: /s/ Victor M. Suglia
                                                --------------------------------
                                                      Victor M. Suglia
                                                      Senior Vice President,
                                                       Chief Financial Officer

                                    FRIEDMAN'S FLORIDA PARTNERSHIP,
                                    a Florida general partnership
                                    By:      Friedman's Management Corp.,
                                              its managing partner

                                             By: /s/ Victor M. Suglia
                                                --------------------------------
                                                      Victor M. Suglia
                                                      President

                                    FCJV HOLDING CORP.
                                    a Delaware corporation

                                    By: /s/ Victor M. Suglia
                                       -----------------------------------------
                                             Victor M. Suglia
                                             President

                                    FCJV, L.P., a Delaware limited partnership
                                    By:      FCJV Holding Corp.,
                                              its general partner

                                             By: /s/ Victor M. Suglia
                                                --------------------------------
                                                      Victor M. Suglia
                                                      President


Fifth Amendment to Credit Agreement, Page 9

ADMINISTRATIVE
AGENT:                              BANK OF AMERICA, N.A.,
                                    in its capacity as Administrative Agent


                                    By: /s/ David Knoblauch
                                       -----------------------------------------
                                    Name: David Knoblauch
                                         ---------------------------------------
                                    Title: SVP
                                          --------------------------------------

LENDERS:                            BANK OF AMERICA, N.A.,
                                    individually in its capacity as a Lender

                                    By: /s/ David Knoblauch
                                       -----------------------------------------
                                    Name: David Knoblauch
                                         ---------------------------------------
                                    Title: SVP
                                          --------------------------------------

                                    GENERAL ELECTRIC CAPITAL CORPORATION,
                                    individually in its capacity as a Lender and in its capacity as Documentation Agent

                                    By: /s/ Mark Smith
                                       -----------------------------------------
                                    Name: Mark Smith
                                         ---------------------------------------
                                    Title: Duly Authorized Signatory
                                          --------------------------------------

                                    FLEET RETAIL FINANCE INC.

                                    By: /s/ Christine M Scott
                                       -----------------------------------------
                                    Name: Christine M Scott
                                         ---------------------------------------
                                    Title: Vice President
                                          --------------------------------------

                                    FLEET CAPITAL CORPORATION

                                    By:  /s/ Rodney G. McSwain
                                       -----------------------------------------
                                    Name:  Rodney G. McSwain
                                         ---------------------------------------
                                    Title: Sr. Vice President
                                          --------------------------------------

                                    SUNROCK CAPITAL CORP.

                                    By: /s/ Thomas M. Romanowski
                                       -----------------------------------------
                                    Name: Thomas M. Romanowski
                                         ---------------------------------------
                                    Title: SVP
                                          --------------------------------------


Fifth Amendment to Credit Agreement, Page 10
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                                    LASALLE BANK, N.A.

                                    By:  /s/ David C. Colletti
                                       -----------------------------------------
                                    Name: David C. Colletti
                                         ---------------------------------------
                                    Title:   FVP
                                          --------------------------------------

                                    THE PROVIDENT BANK

                                    By: /s/ Brent S. Vandermyde
                                       -----------------------------------------
                                    Name: Brent S. Vandermyde
                                         ---------------------------------------
                                    Title: Assistant Vice President
                                          --------------------------------------

                                    CONGRESS FINANCIAL CORPORATION

                                    By: /s/ David Stair
                                       -----------------------------------------
                                    Name: David Stair
                                         ---------------------------------------
                                    Title: First Vice President
                                          --------------------------------------


Fifth Amendment to Credit Agreement, Page 11